Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income taxes

4 – Income taxes

The Company’s consolidated effective income tax rate differs from the Canadian, or domestic, statutory federal tax rate. The effective tax rate is affected by recurring items such as tax rates in provincial, U.S. federal, state and other foreign jurisdictions and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments and lower tax rates on capital dispositions that may occur in any given year.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (“U.S. Tax Reform”). The U.S. Tax Reform reduces the U.S. federal corporate income tax rate from 35% to 21%, effective as of January 1, 2018. The U.S. Tax Reform also allows for immediate capital expensing of new investments in certain qualified depreciable assets made after September 27, 2017, which will be phased down starting in year 2023. As a result of the U.S. Tax Reform, the Company’s net deferred income tax liability decreased by $1,764 million.

The U.S. Tax Reform introduces other important changes to U.S. corporate income tax laws that may significantly affect CN in future years including, the creation of a new Base Erosion Anti-abuse Tax (BEAT) that subjects certain payments from U.S. corporations to foreign related parties to additional taxes, and limitations to the deduction for net interest expense incurred by U.S. corporations. Future regulations and interpretations to be issued by U.S. authorities may also impact the Company’s estimates and assumptions used in calculating its income tax provisions.

The following table provides a reconciliation of income tax expense (recovery):

In millions	Year ended December 31,	2017	2016	2015
Canadian statutory federal tax rate		15%	15%	15%
Income tax expense at the Canadian statutory federal tax rate		$763	$739	$731
Income tax expense (recovery) resulting from:
Provincial and foreign taxes (1)		536	532	550
Deferred income tax adjustments due to rate enactments (2)		(1,706)	7	42
Gain on disposals (3)		(3)	(12)	(11)
Other (4)		15	21	24
Income tax expense (recovery)		$(395)	$1,287	$1,336
Cash payments for income taxes		$712	$653	$725

(1)	Includes mainly the impact of Canadian provincial taxes and U.S. federal and state taxes.
(2)	Includes the net income tax expense (recovery) resulting from the enactment of provincial, U.S. federal, and state corporate income tax laws and/or rates.
(3)	Relates to the permanent differences arising from lower capital gain tax rates on the gain on disposal of the Company’s properties in Canada.
(4)	Includes adjustments relating to the resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, and other items.

The following table provides tax information on a domestic and foreign basis

In millions	Year ended December 31,	2017	2016	2015
Income before income taxes
Domestic		$3,964	$3,726	$3,437
Foreign		1,125	1,201	1,437
Total income before income taxes		$5,089	$4,927	$4,874
Current income tax expense
Domestic		$758	$568	$640
Foreign		42	15	96
Total current income tax expense		$800	$583	$736
Deferred income tax expense (recovery)
Domestic		$349	$450	$328
Foreign		(1,544)	254	272
Total deferred income tax expense (recovery)		$(1,195)	$704	$600

The following table provides the significant components of deferred income tax assets and liabilities:

In millions	December 31,	2017	2016
Deferred income tax assets
Pension liability		$121	$130
Personal injury and legal claims		50	66
Environmental and other reserves		128	166
Other postretirement benefits liability		70	83
Unrealized foreign exchange losses		-	58
Net operating losses and tax credit carryforwards (1)		32	23
Total deferred income tax assets		$401	$526
Deferred income tax liabilities
Properties		$6,975	$8,673
Pension asset		268	243
Unrealized foreign exchange gains		34	-
Other		77	83
Total deferred income tax liabilities		$7,354	$8,999
Total net deferred income tax liability		$6,953	$8,473
Total net deferred income tax liability
Domestic		$3,677	$3,334
Foreign		3,276	5,139
Total net deferred income tax liability		$6,953	$8,473

(1)	Net operating losses and tax credit carryforwards will expire between the years 2018 and 2036.

On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities, the available carryback and carryforward periods, and projected future taxable income in making this assessment. As at December 31, 2017, in order to fully realize all of the deferred income tax assets, the Company will need to generate future taxable income of approximately $1.8 billion and, based upon the level of historical taxable income, projections of future taxable income over the periods in which the deferred income tax assets are deductible and the reversal of taxable temporary differences, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. Management has assessed the impacts of the current economic environment, including the impacts of the U.S. Tax Reform enacted on December 22, 2017, and concluded there are no significant impacts to its assertions for the realization of deferred income tax assets. As at December 31, 2017, the Company has not recognized a deferred income tax asset of $269 million (2016 - $242 million) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its net investment in U.S. subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.

The following table provides a reconciliation of unrecognized tax benefits on the Company’s domestic and foreign tax positions:

In millions	Year ended December 31,	2017	2016	2015
Gross unrecognized tax benefits at beginning of year		$61	$27	$35
Increases for:
Tax positions related to the current year		13	16	4
Tax positions related to prior years		2	24	8
Decreases for:
Settlements		(1)	(2)	(14)
Lapse of the applicable statute of limitations		(1)	(4)	(6)
Gross unrecognized tax benefits at end of year		$74	$61	$27
Adjustments to reflect tax treaties and other arrangements		(5)	(7)	(8)
Net unrecognized tax benefits at end of year		$69	$54	$19

As at December 31, 2017, the total amount of gross unrecognized tax benefits was $74 million, before considering tax treaties and other arrangements between taxation authorities. The amount of net unrecognized tax benefits as at December 31, 2017 was $69 million. If recognized, $26 million of the net unrecognized tax benefits as at December 31, 2017 would affect the effective tax rate. The Company believes that it is reasonably possible that approximately $7 million of the net unrecognized tax benefits as at December 31, 2017 related to various federal, state, and provincial income tax matters, each of which are individually insignificant, may be recognized over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations.

The Company recognizes accrued interest and penalties related to gross unrecognized tax benefits in Income tax expense in the Company’s Consolidated Statements of Income. For the year ended December 31, 2017, the Company recognized accrued interest and penalties of approximately $3 million (2016 - $2 million; 2015 - $1 million). As at December 31, 2017, the Company had accrued interest and penalties of approximately $7 million (2016 - $4 million).

In Canada, the Company’s federal and provincial income tax returns filed for the years 2011 to 2016 remain subject to examination by the taxation authorities. An examination of the Company's federal income tax returns for the years 2011 to 2013 is currently in progress and is expected to be completed during 2018. In the U.S., the federal income tax returns filed for the years 2015 and 2016 and the state income tax returns filed for the years 2013 to 2016 remain subject to examination by the taxation authorities. Examination of the Company’s U.S. federal income tax return for the year 2014 has been completed and examinations of certain state income tax returns are currently in progress. The Company does not anticipate any significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.